                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Piedmont Natural Gas Company, Inc. on Form S-3 of our report dated
December 20, 1996, appearing in the Annual Report on Form 10-K of Piedmont Natural Gas Company, Inc. for the year ended October 31, 1996, and to the reference to us under the heading "Experts" in the Prospectus, which is part of the Registration Statement.






DELOITTE & TOUCHE LLP

Charlotte, North Carolina
September 9, 1997